POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and Officers of ASHLAND INC., a Kentucky corporation, which is about to file a Registration Statement on Form S-8 with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints PAUL W. CHELLGREN, THOMAS L.
FEAZELL, JAMES G. STEPHENSON and DAVID L. HAUSRATH, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the others to sign and file such Registration Statement and the exhibits thereto and any and all other documents in connection therewith with the Securities and Exchange Commission, and to do and perform any and all acts and things requisite and necessary to be done in connection with the foregoing as fully as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated:  July 16, 1997
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     /s/ Paul W. Chellgren                                       /s/ Ralph E. Gomory
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Paul W. Chellgren, Chairman of the Board of                Ralph E. Gomory, Director
Directors and Chief Executive Officer


     /s/ J. Marvin Quin                                          /s/ Mannie L. Jackson
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J. Marvin Quin, Senior Vice President and                  Mannie L. Jackson, Director
Chief Financial Officer


     /s/ Kenneth L. Aulen                                        /s/ Patrick F. Noonan
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Kenneth L. Aulen, Administrative Vice President            Patrick F. Noonan, Director
and Controller


     /s/ Jack S. Blanton                                         /s/ Jane C. Pfeiffer
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Jack S. Blanton, Director                                  Jane C. Pfeiffer, Director


     /s/ Thomas E. Bolger                                        /s/ Michael D. Rose
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Thomas E. Bolger, Director                                 Michael D. Rose, Director


     /s/ Samuel C. Butler                                        /s/ William L. Rouse, Jr.
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Samuel C. Butler, Director                                 William L. Rouse, Jr., Director


     /s/ Frank C. Carlucci                                       /s/ Robert B. Stobaugh
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Frank C. Carlucci, Director                                Robert B. Stobaugh, Director


     /s/ James B. Farley
---------------------------------------
James B. Farley, Director
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